Rintatolimod (Ampligen®): Overview of Ampligen's Clinical Progress in Oncology

Christopher McAleer, Ph.D.
Science Officer, AIM ImmunoTech
Email: info@aimimmuno.com

3rd Marie Sklodowska-Curie Symposium on Cancer Research and Care
September 20th-22nd, 2023

Ampligen (Rintatolimod) Mechanism of Action



Activated TLR3 Homodimer
dsRNA
Viral
Poly I:Poly C
Poly I:Poly C12U
Plasma or Endosomal Membrane
TIR
TIR
P13K
RIP
TRIF
+NAP1/TRAF3
+TRAF6
+TAK1
+TAB1-3
TBK1
IKK
IKKε
NFκB
IκB
IRF7
IRF3
Nuclear Membrane
Proinflammatory Cytokines
Type 1 Interferons

- Ampligen is a synthetic dsRNA and activator of TLR3
- Ampligen is unique amongst TLR agonists in its mechanism of action, specificity and safety profile
  - Only known TLR agonist to avoid the systemic inflammatory MyD88 pathway used by all other TLRs. Action is through the TRIF adaptor pathway.
  - Ampligen is the only known TLR3 agonist to avoid helicase activation of NF-κB. Natural dsRNAs and poly IC which activate NF-κB in the tumor microenvironment (TME) ↑Tregs and have the potential to enhance cancer cell proliferation (Theodoraki, et al. 2018)
- Ampligen induces a wide range of immunologic / antitumor activities

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature

Immunological Activity	Reference(s)*
Only TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the TME	Theodoraki, et al. (2018)
Increases Natural Killer (NK) cell activity	Zarling, et al. (1980)
Phase I/II colorectal cancer trial of Ampligen plus rIFNα-2b and celecoxib showed increase ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increase ratio of CTL/Treg markers	Kalinski, et al. (2016)
Induces epitope spreading and cross-reactive IgA antibody formation in humans	Overton, et al. (2014)
Induces dendritic cell maturation: Enhances bioactivity of cancer immunotherapy	Nicodemus, et al. (2010)
↑ Teff-attracting chemokine (CXCL10) in the tumor microenvironment (TME)	Theodoraki, et al. (2018); Kalinski Unpub. Data

* Full reference citations available upon request

AIM ImmunoTech

The Immunological Activity of Ampligen has been Demonstrated in a Wide Body of Literature – *cont'd*

Immunological Activity	Reference(s)*
Promotes optimal dendritic cell maturation and Th1-type responses of healthy donors and cancer patients	Navabi, et al. (2009)
Induces epitope spreading and cross-protective immunity in mice	Ichinohe, et al. (2007)
Increases Delayed Type Hypersensitivity (DTH) response in HIV disease	Thompson, et al. (1996)
Increases LAK cytotoxicity	Hubbell, et al. (1992b)
Increases antitumor immune mechanisms and survival in animal models of renal cell carcinoma and melanoma	Hubbell, et al. (1992a); Hubbell, et al. (1990)
Induction of macrophage tumoricidal activity	Pinto, et al. (1988)

* Full reference citations available upon request

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation

Increased IL-12, HLA Class 1 and II, CD83, CD86, CD40, CCR7



Isotype
Class I
CD83
CCR7
Events
FL2-H
FL1-H

Human monocyte-derived DC generated from a healthy donor were treated with poly(I:C_{12}U) in vitro (100 µg/ml) for 48 h.



(a)
IL-12p70 pg/ml
Poly(IC12U) µg/ml
10
20
50
80
300
(b)
Untreated
Poly IC
Poly(IC12U)
4h
19h
27h
48h
Time of incubation

Ampligen stimulates IL-12p70 production by DC in a dose dependent (a) and sustained manner (b)



CD14
CD86
Class II
CD40
0.15%
93%
96%
51%
Isotype
Antibody

Phenotypic maturation of DC treated with poly(I:C_{12}U): Immature monocyte-derived DC on day 5 of culture, were incubated with 100 µg/ml poly(I:C_{12}U) for 2 days.



(a)
% Cytotoxicity
PBMC + DCE7 + poly(IC12U)
PBMC + DCE7
Unstimulated PBMC
Effector : target ratio
(b)
PBMC + DC Tumour lysate + poly(IC12U)
PBMC + DC Tumour lysate
Unstimulated PBMC

Poly(I:C_{12}U)-treated DC are powerful inducers of cytotoxic T cells. (a). HLA-A*0201-restricted HPV-16 E7 peptide-specific CTL were generated from the PBMC of a healthy volunteer by culturing T cells with peptide-pulsed day 5 DC in the presence of poly(IC_{12}U) (triangles) or absence of the poly(I:C_{12}U)(circles) or in the absence of DC and peptide (squares) for 7 days following two weeks of expansion. E7 peptide pulsed autologous BLCL were used as targets in a standard Cr^{51}-release assay. (b). CTL were generated as above with Caski cell lysate (protein = 100 µg/ml) as antigen. Cytotoxicity was measured against Cr^{51}-labelled Caski tumour cells.

https://doi.org/10.1016/j.vaccine.2008.10.024

Ampligen Induces Dendritic Cell Maturation and Enhances T-cell Activation



100000
10000
1000
100
10
1
pg/mL
TNF-α/IFN-α
PolyIC12U
***
*
IL-4
IL-6
IL-10
IL-12 (p70)
IFN-γ
MCP-1
MIP-1α
TNF-α

Above: Supernatants from dendritic cell cultures that were matured with polyI:C_{12}U (25 μg/mL) or TNF-α/IFN-α were assayed for a panel of cytokines by Multiplex assay. * p < .05; *** P<=.01.

Right: Three rounds of in vitro sensitization to potentiate CD4 and CD8 T cells in response to CA125 or CA125 immune complex was evaluated by flow cytometry. polyI:C_{12}U (25 μg/mL) or tumor necrosis factor-α (*TNF-α*)/interferon-α (*IFN-α*) was used in each maturation round. The *hatched bars* in each antigen condition in the figure represent the addition of polyI:C_{12}U (25 μg/mL) and peripheral blood mononuclear cells (T-cell depleted) to the final lymphocyte culture 12-24 hours before the intracellular cytokine procedure.



CD4
TNF-α/IFN-α
PolyIC12U
PolyIC12U + PBMC
% CD4+IFN-γ+ T cells
30
25
20
15
10
5
CD8
% CD8+IFN-γ+ T cells
8
6
4
2
0
0 μg/mL
50 μg/mL
500 μg/mL
5000 μg/mL
CA125
CA125+B43.13 (5 μg/mL)

https://doi.org/10.1016/j.ajog.2009.12.001

Ampligen Increases NK and Mϕ Activity


NK Activity
% Lysis YAC-1 target
70
60
50
40
30
20
10
0
*
*
*
*
0
1
2
4
8
Ampligen (mg/kg)


Mϕ antitumor activity
% Lysis LL target
70
60
50
40
30
20
10
0
*
*
*
0
1
2
4
8
Ampligen (mg/kg)

Dose - response effect of Ampligen on splenic NK activity and peritoneal Mϕ antitumor activity. * $p < 0.05$

https://doi.org/10.1016/0192-0561(88)90050-1

Priority Oncology Pipeline

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Pancreatic: Locally Advanced Adenocarcinoma	Ampligen® Following FOLFIRINOX					Patient Recruitment Ongoing
Pancreatic: Late-Stage; Early Access Program	Single Agent					Early Access Program
Pancreatic: Metastatic Ductal Adenocarcinoma	Ampligen® and Durvalumab					Study Launch Expected Q4 2023
Ovarian: Advanced, Recurrent	Ampligen® and KEYTRUDA					Announce formal interim results Q3 2023
Breast: Metastatic Triple Negative	Chemokine Modulatory Regimen / Pembrolizumab					Data Published April 2022
Breast: Early-Stage Triple Negative	Chemokine Modulatory Plus Neoadjuvant Chemo					Top-Line Data Published September 2023
Colorectal: Metastatic to the Liver	Chemokine Modulatory Regimen					Final Data Published April 2022
Melanoma: Refractory	Single Agent					Enrollment Ongoing
Prostate: Early-Stage	Combination: Intron A					Enrollment Ongoing

Promising Late-Stage Pancreatic Cancer Results From Early Access Program (EAP) Published in *Cancers*

Statistically Significant Increased Overall Survival Compared to Historical Controls in Treatment of Late-Stage Pancreatic Cancer

Site: Erasmus University, The Netherlands, conducted by Professor CHJ van Eijck, MD, PhD

Eligibility: Adults with metastatic or locally advanced pancreatic carcinoma following FOLFIRINOX

Survival Data:

Median overall survival (OS) was 19 months in the Ampligen® cohort compared to 12 months for a well-matched historical control group (p=0.035)

19 months OS in Ampligen® cohort represents 7.9 month increase survival benefit compared to current standard of care (FOLFIRINOX followed by gemcitabine), which yields 11.1 months OS

Received IND clearance from the U.S. FDA to initiate Phase 2 study in locally advanced pancreatic cancer patients

Ampligen Maintenance Therapy after FOLFIRINOX Improves Overall and Progression-Free Survival


Progression-free survival
PFS (%)
100
50
0
p=0.0069
0
12
24
36
Time in months since start FOLFIRINOX
Rintatolimod
Subset matched controls
Overall survival
OS (%)
100
50
0
p=0.0157
0
12
24
36
48
Time in months since start FOLFIRINOX
Rintatolimod
Subset matched controls

Study population:
Patients with metastatic or locally advanced non operable pancreatic cancer after FOLFIRINOX
Stable disease after FOLFIRINOX

Erasmus MC

Long-Term Survivors Exhibit Decreased SIII and NLR as well as Increased B-Cell Counts



(A)
SIII
Systemic Immune Inflammation Index
5000
4000
3000
2000
1000
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks



(B)
NLR
Neutrophils to Lymphocytes Ratio
15
10
5
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks



(C)
B-Cells
Counts per microLiter
800
600
400
200
0
*
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks

(A) Systemic immune inflammation Index (SIII) in short-term survivors (n=9) and long-term survivors (n=9). * p=0.010, ** p=0.005 (Mann-Whitney U test).
(B) Neutrophil to lymphocyte ratio (NLR) in short-term and long-term survivors * p=0.006, ** p=0.014 (Mann-Whitney U test).
(C) B cells in circulating blood of short-term and long-term survivors * p=0.002 (Mann-Whitney U test).
el Haddaoui *Cancers* **2022**, *14*, 1377. https://doi.org/10.3390/cancers14061377

Patients With a SIII <1000 Respond Better to Ampligen Treatment

Overall survival



(N=57) All
(N=27) Historical Control
(N=27) Original Subset
Probability of Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start

Overall survival: SIII comparison



(N=49) <1000
(N=8) >=1000
(N=27) Historical Control
Probability of Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start

Pancreatic Cancer Clinical Trials

Phase 2 Study

FOLFIRINOX followed by Ampligen for locally advanced pancreas cancer (AMP-270) (NCT05494697)

Sites currently open and recruiting patients

Collaboration

between Erasmus MC and Astra Zeneca

Combinatorial therapy of Ampligen and durvalumab following FOLFIRINOX in patients with metastatic pancreas cancer

Clinical Safety Record of Ampligen (dsRNA)

Generally well-tolerated, with approximately 100,000 IV doses administered in humans

Serious adverse event (SAE) profile shows no clinically significant differences compared to placebo

No evidence of autoimmunity

FDA Advisory Committee voted in majority that the safety profile of Ampligen was adequate for approval for the treatment of CFS

Conclusion

Ampligen

Shown to extend time to progression and death as well as modulate the immune response both systemically and in the tumor microenvironment

Shown potential in a variety of cancers as either a standalone agent or in combination with chemotherapeutics and/or checkpoint inhibitors

Generally well tolerated and has a very well-established safety profile with over 100,000 IV doses administered

Christopher McAleer, Ph.D.
Scientific Officer, AIM ImmunoTech
Email: info@aimimmuno.com
Phone: 352-448-7797

AIMImmuno.com